UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 28, 2007
(Date of Report)

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32835	33-0956433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Jerusalem Street
Kiryat Ono 55423 Israel
(Address of principal executive offices)

011 972 3 7382616 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On June 28, 2007, an officer of the Registrant delivered an investor presentation that included slides attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The Registrant undertakes no obligations to update, supplement or amend the attached materials as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Form of Investor Presentation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2007

GAMMACAN INTERNATIONAL, INC.

By:	/s/ Patrick NJ Schnegelsberg

Name: Patrick NJ Schnegelsberg
Title: Chief Executive Officer